Exhibit 99.1

JMS SHAREHOLDERS AGREEMENT AND IRREVOCABLE PROXY

THIS SHAREHOLDERS AGREEMENT AND IRREVOCABLE PROXY (this “Agreement”) is made and entered into as of March 7, 2004, by and among International Multifoods Corporation, a Delaware corporation (“IMC”), and those certain shareholders set forth on the signature pages hereto (each individually, a “Shareholder” and collectively, “Shareholders”) of The J. M. Smucker Company, an Ohio corporation (“JMS”).

RECITALS

A.                                   Concurrently with the execution of this Agreement, JMS, MIX Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of JMS (“Merger Sub”), and IMC are entering into an Agreement and Plan of Merger of even date herewith (as such agreement may hereafter be amended from time to time, the “Merger Agreement”) which provides for the merger of IMC with and into Merger Sub (the “Merger”).  Following the Merger, Merger Sub will continue as the surviving corporation (the “Surviving Corporation”).  In the Merger, shares of common stock of IMC, $0.10 par value (“IMC Common Stock”), other than Dissenting Shares and any shares of IMC Common Stock owned by JMS or any direct or indirect subsidiary of JMS or held in the treasury of IMC, will be converted into the right to receive shares of common stock, no par value per share, of JMS (“JMS Common Stock”), and cash, on the terms and subject to the conditions of the Merger Agreement.  Capitalized terms that are used in this Agreement and are not otherwise defined herein will have the same meanings that such terms have in the Merger Agreement.

B.                                     As of the date hereof, each Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and exercises voting power with respect to, in the aggregate, such number of Shares (as defined herein) listed opposite such Shareholder’s name on Schedule A attached hereto;

C.                                     Each Shareholder is entering into this Agreement as a material inducement and consideration to IMC to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

1.                                       Definitions.

(a)                                  “Expiration Date” means the earlier to occur of (i) the Effective Time; and (ii) the termination of the Merger Agreement in accordance with its terms.

(b)                                 “Shares” means all issued and outstanding shares of JMS Common Stock listed opposite such Shareholder’s name on Schedule A hereof.

(c)                                  “Transfer” with respect to any security means to directly or indirectly: (i) sell, pledge, encumber, transfer or dispose of, or grant an option with respect to, such security or any interest in such security; or (ii) enter into an agreement or commitment providing for the sale, pledge, encumbrance, transfer or disposition of, or grant of an option with respect to, such security or any interest therein.

2.                                       Agreement to Vote.

2.1                                 Voting Agreement.  (a)  Each Shareholder hereby covenants and agrees that, prior to the Expiration Date, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the shareholders of JMS, however called, and in any action taken by the written consent of shareholders of JMS without a meeting, unless otherwise directed in writing by IMC, each Shareholder will appear at the meeting or otherwise cause such Shareholder’s Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent or cause to be voted or consented the Shares:

(i)                                     in favor of the issuance of JMS Common Stock pursuant to the Merger, and to the extent that a vote is solicited in connection with this Agreement or the Merger Agreement, any other action required or desirable in furtherance hereof or thereof;

(ii)                                  to the extent a vote is solicited in connection with the approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of JMS or Merger Sub in the Merger Agreement or that would delay or hinder the consummation of the Merger or that would preclude fulfillment of a condition precedent under the Merger Agreement to JMS’s, Merger Sub’s or IMC’s obligation to consummate the Merger, against the approval of such action, agreement or proposal; and

(iii)                               against approval of any action, agreement or proposal made in opposition to or in competition with the issuance of the JMS Common Stock pursuant to the Merger and the consummation of the Merger.

(b)                                 Prior to the Expiration Date, each Shareholder will not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with any provision of this Section 2.1.  This Agreement is intended to bind each Shareholder only with respect to the specific matters set forth herein.

2.2                                 Irrevocable Proxy.  At IMC’s request, each Shareholder will deliver to IMC a proxy with respect to such Shareholder’s Shares in the form attached hereto as Exhibit 1, which proxy will be irrevocable to the fullest extent permitted by applicable Law (the “Proxy”); except that the Proxy shall be automatically revoked upon termination of this Agreement in accordance with its terms.

2.3                                 Transfer and Other Restrictions.

(a)                                  From and after the date hereof until the termination of this Agreement, each Shareholder agrees not to, directly or indirectly:

(i)                                     except pursuant to the terms of the Merger Agreement, Transfer any or all of the Shares or any interest therein;

(ii)                                  grant any proxy, power of attorney, deposit any Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares, except as provided in this Agreement; or

(iii)                               take any other action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing its obligations under this Agreement.

(b)                                 To the extent that any Shareholder is, as of the date hereof, party to a contract or agreement that requires such Shareholder to Transfer Shares to another person or entity (excluding a contract or agreement pledging Shares to JMS), such Shareholder will not effect any such Transfer unless, prior to such Transfer, such Shareholder causes the transferee to be bound by and to execute an agreement in the form of this Agreement with respect to the Shares to be Transferred.  Nothing herein shall prohibit any Shareholder from exercising any option or warrant any Shareholder may hold (in accordance with the terms of such option or warrant, as applicable) or require such exercise; provided, however, that the securities acquired upon such exercise shall be deemed Shares.

(c)                                  Each Shareholder agrees with, and covenants to, IMC that such Shareholder shall not request that JMS register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Shares, unless such transfer is made pursuant to and in compliance with this Agreement.

(d)                                 The foregoing restrictions shall not prohibit a transfer of Shares (i) to any member of the Shareholder’s immediate family, to a trust for the benefit of such Shareholder or any member of the Shareholder’s immediate family or a transfer of Shares upon the death of any Shareholder; provided, however, that in each such case, (x) such Transfer is for no consideration of any kind and (y) any transferee shall, as a precondition to such transfer, agree in a writing delivered to IMC, to be bound by the terms and conditions of this Agreement and execute and deliver to IMC a proxy in the form attached hereto.

3.                                       Representations, Warranties and Covenants of Shareholder.  Each Shareholder hereby represents, warrants and covenants to IMC severally, and not jointly, as follows:

3.1                                 Authority, Enforceability.  Such Shareholder has the power and authority or capacity to enter into, execute, deliver and perform such Shareholder’s obligations under this Agreement and to make the representations, warranties and covenants made by such Shareholder herein.  This Agreement has been duly executed and delivered by such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of Law governing specific performance, injunctive relief and other equitable remedies.

3.2                                 No Conflicts, No Defaults and Consents.  The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder will not: (i) conflict with or violate any order, decree or judgment applicable to such Shareholder or by which such Shareholder or any of such Shareholder’s properties or Shares is bound or affected; (ii) conflict with or violate any agreement to which such Shareholder is a party or is subject, including, without limitation, any voting agreement or voting trust; (iii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, restriction, adverse claim, option on, right to acquire, or any encumbrance or security interest in or to such Shareholder’s Shares, pursuant to any written, oral or other agreement, contract or legally binding commitment to which such Shareholder is a party or by which such Shareholder or any of such Shareholder’s Shares is bound or affected, or (iv) require any written, oral or other agreement, contract or legally binding commitment of any third party.

3.3                                 Shares Owned.  As of the date hereof, such Shareholder is the beneficial owner and exercises voting power, with respect to, in the aggregate, the Shares listed opposite such Shareholder’s name on Schedule A.  Schedule A further sets forth as of the date hereof the number of Shares for which such Shareholder is entitled to cast one vote per Share and the number of Shares for which such Shareholder is entitled to cast ten votes per Share, in each case on certain matters submitted for the approval of holders of JMS Common Stock in accordance with the terms of the JMS Amended Articles of Incorporation (the “JMS Charter”).

3.4                                 Accuracy of Representations; Reliance by IMC.  The representations and warranties contained in this Agreement are accurate in all material respects as of the date of this Agreement, will be accurate in all material respects at all times through the Expiration Date and will be accurate in all material respects as of the Effective Time of the Merger as if made on that date.  Each Shareholder understands and acknowledges that IMC is entering into the Merger Agreement in reliance upon each Shareholder’s execution and delivery of this Agreement.

3.5                                 Further Assurances.  Each Shareholder agrees to execute and deliver any additional documents reasonably necessary or desirable, in the reasonable opinion of IMC, JMS or Merger Sub, to carry out the purposes and intent of this Agreement and the Proxy.

3.6                                 No Restraint on Officer or Director Action.  Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, a director or an officer of JMS makes any agreement, understanding or undertaking herein in his or her capacity as a director or officer, and the agreements set forth herein shall in no way restrict any director or officer in the exercise of his or her fiduciary duties as a director or officer of JMS.  Each Shareholder has executed this Agreement solely in their capacity as the beneficial holder of such Shareholder’s Shares.

3.7                                 Limited Proxy.  Each Shareholder will retain at all times the right to vote such Shareholder’s Shares, in such Shareholder’s sole discretion, on all matters other than those set forth in Section 2.1, which are at any time or from time to time presented to JMS’s shareholders generally.

3.8                                 Confidentiality.  Each Shareholder agrees (i) to hold any non-public information regarding this Agreement and the Merger in strict confidence and (ii) not to divulge any such non-public information to any third person.

4.                                       Miscellaneous.

4.1                                 Severability.  If any provision of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable, then the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable and to the extent that to do so would not deprive one of the parties of the substantial benefit of its bargain.  Such provision will, to the extent allowable by Law and the preceding sentence, not be voided or canceled but will instead be modified by such arbitrator or court so that it becomes enforceable and, as modified, will be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

4.2                                 Amendment; Waiver.  This Agreement may be amended, modified, superseded, canceled, renewed, or extended only by an agreement in writing executed by IMC and each Shareholder.  The failure by any party at any time to require performance or compliance by another party of or with any of its obligations or agreements will in no way affect the right to require such performance or compliance at any time thereafter.  The waiver by any party of a breach of any provision of this Agreement will not be treated as a waiver of any preceding or succeeding breach of such provision or as a waiver of the provision itself.  No waiver of any kind will be effective or binding, unless it is in writing and is signed by the party against whom such waiver is sought to be enforced.

4.3                                 Anti-Takeover Provisions.  In the event that any Takeover Statute or similar Law or any anti-takeover provision in the JMS Charter is applicable to this Agreement, the Proxy or the transactions contemplated hereby or thereby, then this Agreement and the Proxy shall be limited and revised, without any action by the parties hereto, to reduce the number of Shares covered by this Agreement and the Proxy (proportionately among the Shareholders) to cover the maximum number of Shares while rendering each such Takeover Statute, similar Law or anti-takeover provision inapplicable.

4.4                                 Entire Agreement; No Third Party Beneficiaries.  This Agreement, together with the Merger Agreement and the documents to be executed and delivered in connection therewith, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and are not intended to convey upon any person other than IMC and each Shareholder any rights or remedies hereunder.

4.5                                 Assignment.  This Agreement and all rights and obligations hereunder may not be transferred or assigned by any party hereto at any time.  This Agreement will be binding upon, and inure to the benefit of, the persons or entities who are permitted, by the terms of this Agreement, to be successors, assigns and personal representatives of the respective parties hereto.

4.6                                 Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, whether common law or statutory, without reference to the choice of law provisions thereof.

4.7                                 Notices.  All notices required or permitted pursuant to this Agreement will be in writing and will be deemed to be properly given when actually received by the person entitled to receive the notice at the address stated below, or at such other address as a party may provide by notice to the other:

If to IMC:

International Multifoods Corporation
110 Cheshire Lane, Suite 300
Minnetonka, Minnesota 55305-1060

Attention:  General Counsel

Telecopy No.: (952) 594-3367

With a copy to:

Faegre & Benson LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, Minnesota 55402

Attention:  Philip S. Garon

Telecopy No.:  (612) 766-1600

If to JMS or Merger Sub:

The J. M. Smucker Company
One Strawberry Lane
Orrville, Ohio 44667-0280
Attention:  General Counsel
Telecopy No.:  (330) 684-3026

With a copy to:

Jones Day

North Point

901 Lakeside Avenue

Cleveland, Ohio 44114

Attention:  Patrick J. Leddy

Telecopy No.: (216) 579-0212

If to the Shareholders:

At the address listed on Schedule A.

With a copy to:

The J. M. Smucker Company
One Strawberry Lane
Orrville, Ohio 44667-0280
Attention:  General Counsel
Telecopy No.:  (330) 684-3026

4.8                                 Specific Performance.  The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy.  Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party’s obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder.

4.9                                 Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which, taken together, constitute one and the same agreement.

4.10                           Titles.  The titles and captions of the sections and paragraphs of this Agreement are included for convenience of reference only and will have no effect on the construction or meaning of this Agreement.

4.11                           Termination.  This Agreement will be terminated and will be of no further force and effect upon the Expiration Date.

4.12                           Fees and Expenses.  Except as specifically provided to the contrary in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

4.13                           Nonsurvival of Representations and Warranties.  None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Expiration Date; provided, however, that the termination of this Agreement shall not relieve any party from any liability for any breach of this Agreement that has occurred prior to the termination of this Agreement as provided for in Section 4.11.

4.14                           Legal Counsel.  Each Shareholder acknowledges that it has been advised by, and has had the opportunity to consult with, its personal attorney prior to entering into this Agreement.  Each Shareholder acknowledges that attorneys for JMS represent JMS and do not represent any of the shareholders of JMS in connection with the Merger Agreement, this Agreement or any of the transactions contemplated hereby or thereby.

4.15                           Agreement Negotiated.  The form of this Agreement has been negotiated by or on behalf of JMS and IMC, each of which was represented by attorneys who have carefully negotiated the provisions hereof.  No Law or rule relating to the construction or interpretation of contracts against the drafter of any particular clause should be applied with respect to this Agreement or the Proxy.

4.16                           Legends.  Any stock certificates representing the Shares shall at the request of IMC reflect this Agreement and, if applicable, the irrevocable proxy granted by this Agreement.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

/s/ Timothy P. Smucker
Timothy P. Smucker
Individually

/s/ Richard K. Smucker
Richard K. Smucker
Individually

/s/ Richard K. Smucker
Richard K. Smucker
Trustee, Protected Trust and Exempt Trust
FBO Timothy P. Smucker

/s/ Richard K. Smucker
Richard K. Smucker
Trustee, Protected Trust and Exempt Trust
FBO Julie E. Smucker

/s/ Richard K. Smucker
Richard K. Smucker
Trustee, Protected Trust and Exempt Trust
FBO Susan S. Wagstaff

International Multifoods Corporation

By:	/s/ Gary E. Costely
Name: Gary E. Costley
Title: Chairman of the Board, President and Chief Executive Officer

EXHIBIT 1 TO SHAREHOLDERS AGREEMENT

IRREVOCABLE PROXY

The undersigned shareholder (the “Shareholder”) of The J. M. Smucker Company, an Ohio corporation, (“JMS”) hereby irrevocably (to the fullest extent permitted by applicable law) appoints and constitutes those officers of International Multifoods Corporation, a Delaware corporation (“IMC”) designated by IMC in writing and each of them (collectively the “Proxyholders”), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the fullest extent of the undersigned’s rights with respect to such Shareholder’s Shares (as defined in the Shareholders Agreement).

Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares until such time as this proxy shall be terminated in accordance with its terms.

The Proxyholders named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date (as defined in the JMS Shareholders Agreement and Irrevocable Proxy dated as of the date hereof, between IMC and the undersigned (the “Shareholders Agreement”)) at any meeting of the shareholders of JMS, however called, or in any action by written consent of shareholders of JMS with respect to the following matters and only the following matters:

(i)                                     in favor of the issuance of common shares, no par value per share, of JMS (the “JMS Common Stock”) pursuant to the merger (the “Merger”) contemplated by the Agreement and Plan of Merger by and among JMS, MIX Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of JMS, (“Merger Sub”), and IMC, dated as of the date hereof (the “Merger Agreement”), and, to the extent that a vote is solicited in connection with the Shareholders Agreement or the Merger Agreement, any other action required or desirable in furtherance hereof or thereof;

(ii)                                  against approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of JMS or Merger Sub in the Merger Agreement or that would delay or hinder the consummation of the Merger or that would preclude fulfillment of a condition precedent under the Merger Agreement to JMS’s, Merger Sub’s or IMC’s obligation to consummate the Merger; and

(iii)                               against approval of any action, agreement or proposal made in opposition to or in competition with the issuance of the JMS Common Stock pursuant to the Merger and the consummation of the Merger.

The Proxyholders may not exercise this proxy on any other matter.  The Shareholder may vote the Shares on all such other matters.  The proxy granted by the Shareholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the

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obligations of the Shareholder set forth in Section 2 of the Shareholders Agreement.  This proxy will terminate upon the termination of the Shareholders Agreement in accordance with its terms.  Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.  The undersigned Shareholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of JMS and with any Inspector of Elections at any meeting of the shareholders of JMS.  This proxy is irrevocable, is coupled with an interest, and shall survive the insolvency, incapacity, death or liquidation of the undersigned and will be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares) until terminated in accordance with its terms.

Dated: March , 2004

SHAREHOLDER

By:

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